MWI Veterinary Supply



MWI Veterinary Supply

Disclaimer/Forward-Looking Statements

This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed in our Annual Report on Form 10-K, may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

MWI Mission Statement



MWI will be the best resource to the veterinary profession by delivering superior value, efficiency and innovation.

MWI Veterinary Supply


MICRO
MWI welcomed Micro in October 2011.
ACCU-TRAC
Micro's proprietary ACCU-TRAC® System uses science and advanced technologies to help cattle producers manage animals individually.

MWI Veterinary Supply

Acquisition of Micro

- Integration of Micro in fiscal year 2012 is integral to our success
- Identify and implement synergies
  - Dairy customers
  - Comprehensive systems approach solution for beef industry supply chain
- Brings broader technology offerings and increased value to certain of our customers

The MWI Edge:

Leading National Distributor

- Decentralized distribution network facilitates regional market responsiveness
  - 14 strategically located distribution centers throughout the U.S.
  - 7 pharmacies distributing Rx products to end-users nationwide



NORTHWEST
CENTRAL STATES
NORTHEAST
GREAT LAKES
CALIFORNIA
ROCKY MOUNTAIN
SOUTHEAST
SOUTHWEST
GULF STATES
UNITED KINGDOM
Corporate Headquarters
Customer Service Center
Distribution Center
AnimalRx Pharmacy
Micro
Securos Office
AAHA MARKETLink Office
Centaur Services Office
Food Animal Retailer

Same day shipment on 98% of orders placed

Strong Growth in Revenues

MWI Veterinary Supply

($ in millions)

Total Revenues

FYE Sept 30,



$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
FY 00-11 CAGR 20.8%
$195.6
$221.4
$281.2
$341.7
$394.3
$496.7
$606.2
$710.1
$831.4
$941.3
$1,229.3
$1,565.3
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Independently owned small animal practices – Inferred National Market Share

MWI Veterinary Supply

Distributor	2011	2009
Distributor 1	29.6%	37.0%
MWI	29.0%	19.0%
Distributor 3	18.0%	21.0%
Distributor 4	8.5%	7.3%
Distributor 5	3.1%	3.1%
Distributor 6	2.8%	2.3%
Distributor 7	2.1%	1.8%
Distributor 8	1.8%	1.3%
Distributor 9	0.9%	1.3%

Source: 2011 Brakke Consulting Distributor Effectiveness Study

MWI Organic Revenue Growth

- US growth of 18.9% for the September quarter
- Overall growth of 17.4% for the September quarter
- US growth of 21.5% for fiscal year 2011
- Overall growth of 27.3% for fiscal year 2011
- E-commerce growth to independent veterinary practices and producers of 34% for the September quarter and 43% for fiscal year 2011
- Growth from veterinary pharmacy programs increased 31% for the quarter and 46% for fiscal year 2011
- Growth came from all species with production animal trending higher than companion animal and equine
- Growth came from all geographic regions with higher growth coming from Midwest, Northeast, Southeast and Gulf States

Reasons for Organic Growth

MWI Veterinary Supply

- Continued benefit of PVP bankruptcy
- Weakness of other production animal competitors
- Acquisition of Nelson
- Transition of customers to e-commerce platform
  - 36% of revenues in the U.S. for fiscal year 2011 came via the e-commerce platform compared to 34% in the prior fiscal year
- Growth and productivity of our sales force
  - Added 7 field sales reps in the U.S. during fiscal year 2011 to a total of 224
  - Recently added 5 new sales regions

The MWI Edge:

2011 Product Revenue Mix


20%
2%
8%
12%
18%
40%
Pharmaceuticals
Vaccines
Parasiticides
Diagnostics
Capital Equipment
Other Supplies

The MWI Edge:

Premier Sales and Marketing Franchise

MWI Veterinary Supply

Sales Representatives



94
111
134
155
163
186
189
217
224
284
75
79
93
106
117
135
141
159
170
168
2003
2004
2005
2006
2007
2008
2009
2010
2011
Dec
Telesales Reps
Field Sales Reps

Dec-11 – Includes 57 Field Sales Reps and 3 Telesales Reps from Micro

- Dual coverage approach with frequent contact
- Act as business consultants
- Continuous training initiatives
- Performance driven compensation
- Significant industry experience

Direct Marketing



small animal catalog
livestock catalog
messenger

- Nearly 800,000 pieces of direct marketing material distributed
- Comprehensive and specialty catalogs, loyalty programs, product/vendor programs, flyers, order stuffers

Sales Rep by Location

MWI Veterinary Supply



NORTHWEST
CALIFORNIA
CENTRAL STATES
ROCKY MOUNTAIN
GREAT LAKES
NORTHEAST
SOUTHEAST
GULF STATES
SOUTHWEST
WA
OR
ID
CA
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
MD
NY
VT
NH
ME
MA
CT
RI
NJ



UNITED KINGDOM
Somerset

The MWI Edge:

Value-Added Services

MWI Veterinary Supply

- Technology systems closely integrated with customers' day-to-day operations

E-Commerce Platform



E-Commerce Product Sales as a Percent of Total Sales



18%
21%
23%
24%
27%
31%
34%
36%
2004 2005 2006 2007 2008 2009 2010 2011

The MWI Edge:

Value-Added Services

- E-commerce platform
- Pharmacy fulfillment and Vetstreet
- SWEEP™ and Cubex Inventory systems
- Equipment procurement consultation
- Special order fulfillment
- Educational seminars
- Pet cremation

MWI Veterinary Supply

sweep inventory simplified


Logon
User name
Password
Log On

CUBEX MAXIMIZING EFFICIENCY

SECUROS An MWI Specialty Company





Value-added services increase loyalty of customer base

MWI Growth Strategies

- Pursue Strategic Acquisitions
- Increase Share of Spend from Existing Customers
- Increase Overall Productivity and Profitability
- Expand Number of Veterinarians Served
- Offer Innovative, Differentiated Solutions to Veterinarians
- Expand Agreements with Existing and New Vendors

Condensed Consolidated Balance Sheets

MWI Veterinary Supply

($ in thousands)

Assets	9/30/2011	9/30/2010	9/30/2009
Cash	$ 606	$ 911	$ 14,302
Receivables, net	215,861	189,428	142,485
Inventories	170,065	175,292	116,119
Other current assets	11,751	10,285	5,463
Total Current Assets	**398,283**	**375,916**	**278,369**
Total Assets	**$ 504,219**	**$ 467,932**	**$ 337,919**

Liabilities			
Line-of-credit **	$ 2,907	$ 10,140	$ 0
Accounts payable	182,594	183,604	117,830
Accrued expenses & other current liabilities	17,294	18,749	10,864
Total Current Liabilities	**202,795**	**212,493**	**128,694**
Deferred income taxes	5,989	5,310	1,298
Long-term debt & other long-term liabilities	2,625	3,342	0
Stockholders' Equity	**292,810**	**246,787**	**207,927**
Total Liabilities & Stockholders' Equity	**$ 504,219**	**$ 467,932**	**$ 337,919**

**The balance on the Line-of-credit in the U.S. as of October 31, 2011 was $45.1 million due to the borrowings incurred as a result of the Micro acquisition.